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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2002


                                META GROUP, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                 0-27280
   -----------------------------------         --------------------------
    (State or other jurisdiction of             (Commission file number)
     incorporation)

                                   06-0971675
                                   ----------
                        (IRS Employer Identification No.)


               208 Harbor Drive, Stamford, Connecticut 06912-0061
               --------------------------------------- ----------
               (Address of principal executive office) (Zip Code)

                                 (203) 973-6700
                                 --------------
              (Registrant's telephone number, including area code)

                           No Change Since Last Report
                           ---------------------------
             (Former name or address, if changed since last report)

                          ----------------------------



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ITEM 5. OTHER EVENTS

On February 21, 2001, the Registrant announced (i) its financial results for the quarter and year ended December 31, 2001 and (ii) its operating loss for the quarter ended December 31, 2001 was greater than the operating loss estimated in its February 8, 2002 press release, as more fully described in the Registrant's press release dated February 21, 2002, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.

99.1         Press release of META Group, Inc. dated February 21, 2002







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    META Group, Inc.

Date: February 28, 2002             By: /s/ Dale Kutnick
                                    ----------------------------------
                                    Chairman of the Board of
                                    Directors, Chief Executive Officer
                                    and Co-Research Director






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